UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT


                        Under Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 16, 2003

                       FOX STRATEGIC HOUSING INCOME PARTNERS
               (Exact name of registrant as specified in its charter)


            California                0-16877                 94-3016373
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation) File Number) Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)



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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant hereby amends Item 7. Financial statements and Exhibits of its report on Form 8-K, dated December 16, 2003 (filed with the Securities and Exchange Commission on December 29, 2003 as set forth in the pages attached herein).

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if Barrington Place Apartments had been sold on January 1, 2002.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have resulted had the sale been consummated on the date indicated, nor do they represent a forecast thereof at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2002 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                 (in thousands)

                               September 30, 2003



Investment properties, net                                           $ 6,009
All other assets                                                         463

      Total Assets                                                   $ 6,472


Mortgage notes payable                                               $ 5,237
All other liabilities                                                    551
Partners' equity                                                         684

      Total Liabilities and Partners' Equity                         $ 6,472

The accompanying notes are an integral part of these pro forma financial statements


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                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                      (in thousands, except per unit data)


                                      Nine Months Ended       Year Ended
                                      September 30, 2003   December 31, 2002

Total revenues                             $ 1,077              $ 1,517
Total expenses                               1,264                1,604

Net loss                                    $ (187)              $ (87)

Net loss per limited partnership
  unit                                     $ (6.70)              $ --

The accompanying notes are an integral part of these pro forma financial statements



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FOX STRATEGIC HOUSING INCOME PARTNERS
                                    (a California Limited Partnership)


                                    By:   FOX PARTNERS VIII
                                          Its General Partner


                                    By:   Fox Capital Management Corporation
                                          Its Managing General Partner


                                    By:   /s/Paul J. McAuliffe
                                          Paul J. McAuliffe
                                          Executive Vice President and Chief
                                          Financial Officer

                                    Date: February 19, 2004